EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$142,829,373
Monthly Profit (Loss):	$(14,226,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	August 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$117,295

Cost of sales	103,987
Gross profit	13,308

Selling and administrative expenses
Selling expense	3,896
Warehousing and shipping	6,129
Advertising	410
Division administrative expense	937
MIS expense	1,508
Corporate administrative expense	1,289
Total selling and administrative expense	14,169

Restructuring and impairment charge	3,473
Goodwill impairment charge	-

Profit / (loss) from operations	(4,334)

Interest expense
Interest expense - outside	5,841
Capitalized interest expense	-
Interest expense - intercompany	227
Interest income	24
Interest income - intercompany	-
Net interest expense	6,044

Other expense
Miscellaneous	1,843
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	5,543

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	2
Total other income	2
Net other expense	5,541

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(15,919)

Chapter 11 reorganization expenses	3,783

Income taxes (benefit)	(5,476)

Income (loss) before extraordinary item	(14,226)

Extraordinary item - net of taxes	-

Net income (loss)	$(14,226)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2004 to June 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 4,823	Senior Credit Facility	$ 440,730
Short-term investments	-	DIP Credit Agreement	136,137
Accounts receivable, net	222,082	Second Lien Facility	165,000
Total inventories	380,441	Accrued interest payable	5,611
Prepaid & other current assets	19,662	Accounts payable - trade	50,712
Total current assets	627,008	Accounts payable - intercompany	146,964
		Other payables and accrued liabilities	124,665
		Deferred income taxes	5,373
		Pension and other liabilities	141,549
Total investments & other assets	124,279	Total liabilities not subject to compromise	1,216,741

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	576,342	Deferred financing fees	(5,905)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,069
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,844
		Total liabilities subject to compromise	1,084,376

		Total Liabilities	2,301,117

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(785,597)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(14,360)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(973,488)
TOTAL ASSETS	$ 1,327,629	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,327,629

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(14,226)
Restructuring	1,818
Equity adjustments	(3,738)
Non-cash items
Depreciation and amortization expense	4,892
Working Capital Changes
Decrease / (increase) -- accounts receivable	(1,193)
Decrease / (increase) -- inventories	13,746
Decrease / (increase) -- other current assets	3,244
Decrease / (increase) -- other noncurrent assets and liabilities	1,313
Increase (decrease) -- accounts payable (trade)	(748)
Increase (decrease) -- accounts payable (intercompany)	1,516
Increase (decrease) -- accrued liabilities	16,633
Increase (decrease) -- accrued interest payable	1,391
Increase (decrease) -- pension and other liabilities	1,438
Increase (decrease) -- deferred federal income tax	(11,837)
Total Cash Flows from Operations	$14,249

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,839)
Transfers	(214)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(2,053)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(9,506)
Total Cash Flows from Financing	$(9,506)

Beginning Cash Balance	2,133
Change in Cash	2,690
Ending Cash Balance	$4,823

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$45,604,639
Federal
Payroll taxes withheld	7,227,827	1,091,695	06/03/04
		1,010,597	06/10/04
		1,010,094	06/15/04
Employer payroll tax contributions incurred	3,320,752	1,348,994	06/17/04
		1,204,076	06/24/04
		1,014,016	06/30/04
Total Federal Taxes (1)	$10,548,579	$6,679,472
State and Local
Payroll taxes withheld
Alabama SIT	$680,173	$355,757	06/15/04
Arkansas SIT	909	952	06/15/04
California SIT	1,509	1,771	06/15/04
Georgia SIT	89,378	88,995	06/30/04
Illinois SIT	479	-
Indiana SIT	13,203	12,755	06/16/04
Louisiana SIT	751	556	06/17/04
Maine SIT	60,517	37,623	06/30/04
Minnesota SIT	1,151	1,201	06/18/04
Missouri SIT	404	396	06/15/04
New York SIT	60,039	63,018	06/18/04
North Carolina SIT	496,832	352,787	06/30/04
Pennsylvania SIT	185	183	06/15/04
Rhode Island SIT	144	144	06/15/04
South Carolina SIT	317,471	198,051	06/30/04
Virginia SIT	56,553	62,731	06/30/04
Delaware Co IN	336	-
Hamilton Co IN	39	-
Henry Co IN	1,312	-
Johnson Co IN	50	-
Madison Co IN	1,816	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	72	-
Yonkers NY	10	10	06/18/04
New York City	16,421	20,209	06/18/04
Opelika AL	8,647	-

Total Payroll taxes	$1,808,536	$1,197,139

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	38,804	-
Florida SUTA	9,124	-
Georgia SUTA	2,623	-
Indiana SUTA	3,484	-
Louisiana SUTA	779	-
Maine SUTA	9,302	-
Minnesota SUTA	20	-
Nevada SUTA	6,659	-
New York SUTA	411	-
North Carolina SUTA	322,839	-
South Carolina SUTA	20,999	-
Texas SUTA	16	-
Virginia SUTA	3,185	-
Washington SUTA	123	-

Total Employer payroll tax contributions	$418,368	$

Gross taxable amount for sales and use	$5,163,822	$
Sales & Use taxes collected
Abbeville, Alabama	$2,895	$2,895	06/17/04
Alabama City/County (Greenville, Butler & Chambers County)	13,868	13,868	06/21/04
Alabama Regulation A	9,287	9,287	06/21/04
Alabama Sales	1,452	1,452	06/21/04
Alabama Use	45,049	45,049	06/21/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	8,069	8,069	06/21/04
Florida	13,398	13,398	06/21/04
Georgia	15,502	15,502	06/21/04
Indiana (Daleville)	-	-
Indiana (Middletown)	1,638	1,638	06/17/04
Louisiana	52	52	06/17/04
New York	22,334	22,334	06/17/04
North Carolina	10,821	10,821	06/10/04
North Carolina	15,809	15,809	06/25/04
Red River Parish, Louisiana	64	64	06/17/04
South Carolina	29,107	29,107	06/21/04
Virginia Use	863	863	06/17/04
Washington Use	1,008	1,008	06/22/04

Total Sales & Use taxes paid	$191,216	$191,216
Property taxes		4,041
Other taxes		102,717

Total State and Local (1)	$2,418,120	$1,495,113

Total Taxes	$12,966,699	$8,174,585

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Dianne Nolen

Dianne Nolen
WestPoint Stevens Inc.
Assistant Controller

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,248,461
Monthly Profit (Loss):	$3,207,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	August 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$3,410

Cost of sales	2,016
Gross profit	1,394

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	201
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	373

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,021

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	300
Net interest expense	(300)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,806
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,806
Net other expense	(3,616)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	4,937

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,730

Income (loss) before extraordinary item	3,207

Extraordinary item - net of taxes	-

Net income (loss)	$3,207

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2004 to June 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$143	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	14,262	Accounts payable - trade	759
Prepaid & other current assets	-	Accounts payable - intercompany	4,844
Total current assets	14,405	Other payables and accrued liabilities	8,132
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	13,735

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,596	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,400
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,400

		Total Liabilities	15,135

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	65,358
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	135,918
TOTAL ASSETS	$151,053	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$151,053

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$3,207
Non-cash items
Depreciation and amortization expense	111
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	(1,517)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	6
Increase (decrease) -- accounts payable (intercompany	(476)
Increase (decrease) -- accrued liabilities	(1,251)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$80

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$63
Change in Cash	80
Ending Cash Balance	$143

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$500	-
Federal
Payroll taxes withheld	38	38	06/01/04
Employer payroll tax contributions incurred	42	42	06/01/04
Total Federal Taxes (1)	$80	$80
State and Local
Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada	$2	$2	06/01/04

Gross taxable sales	66,881	-
Sales & Use taxes collected
Maine	3,344	3,344	06/10/04
Property taxes
Other taxes
Total State and Local (1)	3,346	3,346
Total Taxes	$3,426	$3,426

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Dianne Nolen

Dianne Nolen
WestPoint Stevens Inc.
Assistant Controller

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	August 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2004 to June 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$-	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$925
Monthly Profit (Loss):	$152,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	August 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	60
Net interest expense	(60)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	175
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	175
Net other expense	(175)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	233

Chapter 11 reorganization expenses	-

Income taxes (benefit)	81

Income (loss) before extraordinary item	152

Extraordinary item - net of taxes	-

Net income (loss)	$152

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2004 to June 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$18	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable- customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	16,060	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,078	Other payables and accrued liabilities	173
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	173

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	173

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	15,903
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	15,905
TOTAL ASSETS	$16,078	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$16,078

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$152
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(69)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(100)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(17)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	35
Change in Cash	(17)
Ending Cash Balance	$18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$500	$
Federal
Payroll taxes withheld	38	38	06/01/04
Employer payroll tax contributions incurred	42	42	06/01/04
Total Federal Taxes (1)	80	80
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$2	$2	06/01/04
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	2	2

Total Taxes	$82	$82

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Dianne Nolen

Dianne Nolen
WestPoint Stevens Inc.
Assistant Controller

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,048,684
Monthly Profit (Loss):	$(166,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	August 9, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$7,172

Cost of sales	4,392
Gross profit	2,780

Selling and administrative expenses
Selling expense	2,094
Warehousing and shipping	176
Advertising	199
Division administrative expense	274
MIS expense	56
Corporate administrative expense	82
Total selling and administrative expense	2,881

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(101)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	154
Interest income	-
Interest income - intercompany	-
Net interest expense	154

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(255)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(89)

Income (loss) before extraordinary item	(166)

Extraordinary item - net of taxes	-

Net income (loss)	$(166)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2004 to June 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,788	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	164	Long-term debt classified as current	-
Accounts receivable - intercompany	3,865	Accrued interest payable	-
Total inventories	20,970	Accounts payable - trade	606
Prepaid & other current assets	803	Accounts payable - intercompany	-
Total current assets	27,590	Other payables and accrued liabilities	3,930
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	4,536

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,519	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	6,209

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,944
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,900
TOTAL ASSETS	$30,109	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$30,109

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2004 to June 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(166)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	56
Gain on sale of assets
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	16
Decrease / (increase) -- accounts receivable (intercompany)	(996)
Decrease / (increase) -- inventories	596
Decrease / (increase) -- other current assets	69
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	164
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	394
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$133

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(27)
Transfers	214
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$187

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,468
Change in Cash	320
Ending Cash Balance	$1,788

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$1,138,255
Federal
Payroll taxes withheld	185,494	81,350	06/02/04
		21,627	06/09/04
		31,603	06/16/04
Employer payroll tax contributions incurred	85,836	84,119	06/23/04
		21,682	06/30/04
Total Federal Taxes (1)	$271,330	$240,381
State and Local
Amount of payroll taxes withheld
Alabama SIT	$4,764	$3,153	06/15/04
California SIT	753	1,213	06/17/04
Connecticut	427	469	06/30/04
Georgia SIT	12,987	12,082	06/30/04
Massachusetts SIT	1,026	854	06/09/04
Minnesota SIT	1,016	929	06/30/04
Michigan SIT	1,708	1,257	06/15/04
New Jersey SIT	370	-
New York SIT	1,508	1,875	06/17/04
North Carolina SIT	2,724	2,208	06/30/04
Oregon SIT	1,245	2,151	06/30/04
Pennsylvania SIT	737	574	06/18/04
South Carolina SIT	1,936	1,690	06/30/04
Utah SIT	1,049	744	06/15/04
Virginia SIT	1,272	1,683	06/17/04
Lancaster PA	203	-

Total Payroll taxes	33,725	30,882
Amount of employer payroll tax contributions incurred
Alabama SUTA	$352	$-
California SUTA	694	-
Connecticut SUTA	1,110	-
Florida SUTA	777	-
Georgia SUTA	1,351	-
Massachusetts SUTA	250	-
Minnesota SUTA	135	-
Missouri SUTA	-	-
Michigan SUTA	818	-
New Jersey SUTA	567	-
New York SUTA	1,060	-
North Carolina SUTA	250	-
Oregon SUTA	371	-
Pennsylvania SUTA	97	-
South Carolina SUTA	263	-
Tennessee SUTA	26	-
Texas SUTA	490	-
Utah SUTA	90	-
Virginia SUTA	248	-
Wisconsin SUTA	-	-

Total Employer payroll tax contributions	$8,949	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2004 to June 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$7,160,688
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$5,807	$5,807	06/21/04
Alabama Sales	25,361	25,361	06/21/04
Alabama Use	23	23	06/21/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	8,921	8,921	06/17/04
Baldwin County Alabama	7,898	7,898	06/17/04
California	41,284	41,284	06/24/04
Connecticut	8,650	8,650	06/30/04
Florida	52,630	52,630	06/21/04
Georgia	69,173	69,173	06/21/04
Massachusetts	7,842	7,842	06/21/04
Michigan	15,215	15,215	06/14/04
Minnesota	9,117	9,117	06/21/04
Minnesota	7,750	7,750	06/28/04
New Jersey	11,204	11,204	06/21/04
New York	37,671	37,671	06/25/04
North Carolina	11,523	11,523	06/10/04
North Carolina	14,069	14,069	06/25/04
Pennsylvania	7,726	7,726	06/21/04
South Carolina	12,252	12,252	06/21/04
Tennessee (P.Forge, Interstate Sales)	22,040	22,040	06/21/04
Texas	54,346	54,346	06/18/04
Utah	10,406	10,406	06/30/04
Virginia Interstate Sales	151	151	06/17/04
Virginia Williamsburg	15,654	15,654	06/18/04
Virginia Williamsburg	13,756	13,756	06/24/04

Total Sales & Use taxes paid	$470,469	$470,469
Property taxes		-
Other taxes		7,441

Total State and Local (1)	$513,143	$508,792

Total Taxes	$784,473	$749,173

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Dianne Nolen

Dianne Nolen
WestPoint Stevens Inc.
Assistant Controller